SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: March 7, 2002


                         RECKSON ASSOCIATES REALTY CORP.

                                       and

                       RECKSON OPERATING PARTNERSHIP, L.P.
           (Exact name of each Registrant as specified in its Charter)



              Reckson Associates Realty Corp. - Maryland                           Reckson Associates Realty Corp. -
            Reckson Operating Partnership, L.P. - Delaware                                    11-3233650
    (State or other jurisdiction of incorporation or organization)               Reckson Operating Partnership, L.P. -
                                                                                              11-3233647
                                                                                       (IRS Employer ID Number)

                       225 Broadhollow Road                                                      11747
                        Melville, New York                                                    (Zip Code)
             (Address of principal executive offices)

                                     1-13762
                            (Commission File Number)

                                 (631) 694-6900
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Reckson Associates Realty Corp. Fourth Quarter Presentation, dated March 7, 2002

ITEM 9.  REGULATION FD DISCLOSURE

         The Registrants are attaching the Fourth Quarter Presentation as
Exhibit 99.1 to this Current Report on Form 8-K.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RECKSON ASSOCIATES REALTY CORP.


                                          By:  /s/ Michael Maturo
                                             ---------------------------------
                                             Michael Maturo
                                             Executive Vice President
                                             and Chief Financial Officer

                                          RECKSON OPERATING PARTNERSHIP, L.P.

                                          By:  Reckson Associates Realty Corp.,
                                               its General Partner


                                          By:   /s/ Michael Maturo
                                             ---------------------------------
                                             Michael Maturo
                                             Executive Vice President
                                             and Chief Financial Officer

Date:  March 7, 2002